Exhibit 32

Certificate Pursuant to

             18 U.S.C. Section 1350,
             as Adopted Pursuant to
        Section 906 of the Sarbanes-Oxley Act of 2002

     In connection with the Quarterly Report of NetWolves Corporation (the "Company") on Form 10-QSB for the quarter ending December 31, 2004 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Walter M. Groteke, President, Chief Executive Officer and Chairman of the Board, certify, pursuant to 18 U.S.C. 1350, as adopted pursuant to 906 of the Sarbanes-Oxley Act of 2002, that:

     (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

Date: February 14, 2005
                                        /s/ Walter M. Groteke
                                        --------------------------------
                                        Walter M. Groteke
                                        Chairman of the Board, President
                                        and Chief Executive Officer





            Certificate Pursuant to

             18 U.S.C. Section 1350,
             as Adopted Pursuant to
        Section 906 of the Sarbanes-Oxley Act of 2002

     In connection with the Quarterly Report of NetWolves Corporation (the "Company") on Form 10-QSB for the quarter ending December 31, 2004 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Peter C. Castle, Secretary and Treasurer, Chief Financial Officer and Chief Accounting Officer of the Company, certify, pursuant to 18 U.S.C. 1350, as adopted pursuant to 906 of the Sarbanes-Oxley Act of 2002, that:

     (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

Date: February 14, 2005
                                        /s/ Peter C. Castle
                                        -------------------------------
                                        Peter C. Castle
                                        Secretary and Treasurer
                                        Chief Financial Officer and
                                        Chief Accounting Officer